UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2024

KARTOON STUDIOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37950	20-4118216
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
190 N. Canon Drive, 4th Fl., Beverly Hills, CA   90210
(Address of principal executive offices) (Zip Code)
(310) 273-4222
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Kartoon Studios, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the holders of 17,863,119 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), were present at the meeting or represented by proxy, which represents approximately 50.5% of the total shares of outstanding common stock entitled to vote as of the record date of April 1, 2024.

The final results for each of the proposals voted on at the Annual Meeting were as follows:

1. Proposal to elect eight director nominees:

	Votes For	Votes Withheld
Andy Heyward	8,550,503	885,824
Joseph “Gray” Davis	7,648,536	1,787,791
Margaret Loesch	8,432,752	1,003,575
Stefan Piëch	8,712,425	723,902
Lynne Segall	7,669,096	1,767,231
Henry Sicignano III	8,649,871	786,456
Anthony Thomopoulos	8,738,108	698,219
Dr. Cynthia Turner-Graham	8,746,541	689,786

Each director nominee was elected to serve as a director until the Company’s annual meeting of stockholders in 2025, or until such person’s successor is duly elected and qualified or until such person’s earlier resignation, death, or removal.

2. Proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Votes Abstaining
16,130,084	1,192,276	540,759

The proposal was approved.

3. Proposal to approve an amendment to the Company’s 2020 Incentive Plan (the “2020 Plan”) to increase the aggregate number of shares of its Common Stock, available for issuance under the 2020 Plan by 5,000,000 shares and to extend the duration of the 2020 Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,622,669	1,776,504	37,154	8,426,792

The proposal was approved.

Broker non-votes are neither “for” nor “against” but are counted for purposes of determining whether a quorum exists. They occur when the broker has not received instructions from the shareholders on how to vote.

4. Proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the above Proposal 3:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,719,943	1,621,165	95,219	8,426,792

The proposal was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARTOON STUDIOS, INC.

Date: May 29, 2024	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer
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